1 COMPANY PRESENTATION JANUARY 2017 EXHIBIT 99.1

2 Value Creation • Proven track record in publicly- traded real estate companies • Successful history of investing & creating value in target markets • Ability to complete complex transactions • Clear path to long-term value creation across portfolio Seven Target Growth Markets • High-quality, Class A office properties • High-growth, demand-driven markets • Amenity-rich, high-density submarkets – TIER1 submarkets • Emphasis on LIVE.WORK.PLAY environments Targeted Approach TIER ONE Property Services • Unparalleled customer service & operational excellence • Operating & developing to highest sustainability standards • A leader in BOMA 360 designations • Significant LEED & Energy Star certifications Focus + Strategy 5950 Sherry Lane Experience + Innovation Domain 8 (Rendering) Service + Sustainability Burnett Plaza

3 WHY TIER? Focused investment strategy High-quality portfolio Significant value creation opportunities Experienced management team Proven execution capabilities Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver 3

4 Domain 7, Austin, TX PART ONE FOCUSED STRATEGY Delivered 2015

5 Transformation 2010 Today  Reduced portfolio from 36 to 13 markets  Reduced net debt / EBITDA from 10.7x to 7.3x1  Increased unencumbered NOI from 0% to 76%2 Experienced public company management team executing on long-term focused strategy 1 Leverage calculated as net debt divided by annualized normalized EBITDA from properties owned at period end for 1Q’10, and for 3Q’16, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16 2 Represents NOI from unencumbered assets divided by total NOI for the periods ended 1Q’10, and for 3Q’16, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16

Seven Target Growth Markets[1]

TIER REIT targets demand-driven, amenity-rich TIER1 submarkets that will benefit most from population and office-using employment growth

Denver
- 5th largest in-migration as % of population for 2009-2015
- 5-year population growth of 262K
- 5-year office-using jobs CAGR 3.5%

Nashville
- Over 37% more office workers than at the height of the last cycle
- 5-year population growth of 158K
- 5-year office-using jobs CAGR 6.1%

Atlanta
- Forecasted 2nd among all MSAs in population growth in next 5 years
- 5-year population growth of 445K
- 5-year office-using jobs CAGR 3.4%



Austin
- #1 fastest growing city in the U.S.
- 5-year population growth of 280K
- 5-year office-using jobs CAGR 5.8%

Charlotte
- Population grew at 3x U.S. average over past 10 years
- 5-year population growth of 215K
- 5-year office-using jobs CAGR 3.8%

Houston
- 89 companies relocated employees to Houston from 2010-2014, occupying 12.6mm SF
- 5-year population growth of 732K
- 5-year office-using jobs CAGR 2.5%

Dallas
- 100+ companies relocated employees to DFW from 2010-2014, occupying 12.5mm SF
- 5-year population growth of 678K
- 5-year office-using jobs CAGR 3.8%

Historical 5-Year Rent CAGR[2]


Austin 5.3%
Dallas 4.7%
Houston 2.6%
Charlotte 2.9%
Nashville 5.7%
Atlanta 3.6%
Denver 6.1%

[1] Market statistics per CBRE Research, Moody's Analytics, and CoStar Portfolio Strategy
[2] CoStar Portfolio Strategy; historical Class A growth rates of gross asking rent by market and weighted by TIER1 submarkets

TIER REIT

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7 Strategic Plan Three phases of TIER’s strategic plan 2015-2016 Strengthening Recycling Growing 2017 & beyond 2016 Total Stockholder Return: +23.62%

8 Results of Strengthening Phase Over $1 billion of dispositions since December 2014 2015-2016 Strengthening • TIER owns 60%, substantially all of which is under agreement for sale at gross sales price of $114mm • Closing expected January 2017, subject only to loan assumption approval and customary closing conditions 1 TIER provides no assurance the transaction will close; gross sales price shown at TIER’s ownership share         Colorado Building Lawson Commons United Plaza 250 West Pratt FOUR40 1650 Arch Street One Chestnut Place Fifth Third (Cleveland)  Hurstbourne Place  Hurstbourne Park Wanamaker Building Currently under contract: The Wanamaker Building1

Results of Strengthening Phase

Strengthening

2015-2016

Key Goals	Commentary
Dispose of nonstrategic assets	• Exited five markets since Dec.'14 at an average 6.1% GAAP cap rate[1] • Under contract with $114mm of nonstrategic assets[2]
Reduce leverage	• Increased fixed charge coverage from 1.5x to 2.8x[3] • Reduced net debt / EBITDA from 9.6x to 7.3x[4]
Enhance balance sheet flexibility	• Reduced mortgage debt from more than $1.5B to ~$256mm[5] • Converted credit facility to unsecured
Strengthen corporate governance	• Five independent board members, including non-executive Chairman • Four new board members since 2014, all with public REIT experience

[1] Operating properties sold during the time period, excluding land sales; capitalization rate based on annualized GAAP NOI for the last full quarter of ownership
[2] TIER provides no assurance these transactions will close; gross sales price shown at TIER's ownership share
[3] Fixed charge coverage calculated as normalized fixed charges, divided by normalized EBITDA from properties owned at period end for 3Q'14, and 3Q'16, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16
[4] Leverage calculated as net debt divided by annualized normalized EBITDA from properties owned at period end for 3Q'14, and for 3Q'16, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16
[5] Mortgage debt outstanding at period end for 3Q'14, and for 3Q'16, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16

TIER REIT

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10 Capital Recycling Opportunities Target Growth Markets LIVE.WORK.PLAY High-quality assets offer the potential for incremental $250mm+ capital recycling warehouse 2017-2018 Recycling 500 East Pratt Woodcrest Three Parkway Buena Vista Eisenhower UNDER CONTRACT1 1 Closing expected January 2017 subject to customary closing conditions; TIER provides no assurance the transaction will close

11 BriarLake Plaza, Houston, TX PART TWO CREATING VALUE Phase II delivered 2014

12 Experienced Management Team Significant real estate & public company experience spanning 30+ years Bill Reister Chief Investment Officer Dallas Lucas Chief Financial Officer Anubhav Raj Senior Vice President Capital Markets Heath Johnson Managing Director Asset Management Scott Fordham Chief Executive Officer

Value Creation Results

Asset Management


Terrace Office Park

Seasoned team with experience, market knowledge, and relationships

Terrace Office Park - *Austin, TX*

- Rebuilt occupancy from 65% to 90%+ within 24 months after tenant relocation

Loop Central - *Houston, TX*

- Restored occupancy from 74% to 90%+ within 12 months after tenant M&A

Burnett Plaza - *Ft. Worth, TX*

- Re-leased 116K SF prior to tenant's known vacancy

Development


Domain 8

Proven ability to develop premier office space in TIER1 submarkets

Two BriarLake Plaza - *Houston, TX*

- Class A office tower delivered in 4Q'14
- Located in prestigious Westchase
- Commands highest rents in submarket

Domain 8 – *Austin, TX*

- 94%+ pre-leased
- Expected delivery 1Q'17
- Estimated 9%+ development yield

Acquisitions


Domain 2

Successful track record of acquisitions

5950 Sherry Lane – *Dallas, TX*

- Acquired in unique, off-market swap transaction in 4Q'14

The Domain – *Austin, TX*

- Complex acquisition in 3Q'15 aided by existing relationships
- Included below-market rent & development opportunities
- Premier LIVE.WORK.PLAY community

TIER REIT

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Future Value Creation: *Leasing*

Mark-to-Market Rents


Bank of America Plaza

In-place rents 10-25% below market for tenants expiring through 2019 (~720K SF)

Bank of America PLAZA

Terrace Office Park

Stabilize Occupancy at 93%


BriarLake Plaza

Opportunity to lease up to 175K SF of vacant space

BRIARLAKE PLAZA

Burnett Plaza

5950 Sherry Lane

Potential incremental value creation: $110 to $135 million[1,2]

[1] Mark-to-market potential incremental value calculated using incremental estimated NOI from re-leasing SF expiring through 2019 at Bank of America Plaza, Terrace Office Park, and Domain 4 at current market rates (less estimated $2/SF for Bank of America rate attributed to redevelopment) and a 6-7% NOI capitalization rate less $40/SF estimated leasing capital

[2] Stabilized occupancy potential incremental value calculated using estimated NOI generated from increasing occupancy of Two BriarLake Plaza, 5950 Sherry Lane, and Burnett Plaza at 90% NOI margins of current market rates and a 6-7% NOI capitalization rate less $40/SF estimated leasing capital

TIER REIT

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15 Future Value Creation: Redevelopment Re-energizing the intersection of Trade & Tryon - the “Main & Main” of Charlotte’s CBD Potential incremental value creation: $6 to $12 million1 1 Redevelopment potential incremental value calculated using estimated NOI from new ~21K SF of retail space less prior rate and $2/SF estimated value for remainder of building and a 6.0-7.0% capitalization rate less estimated redevelopment costs • $25 million redevelopment scheduled to deliver in 2017 • Featuring new entrance, lobby, and ~25K SF of new retail space including signature dining & entertainment • In leases with over 50% of new retail space • Net occupancy up over 200 bps & rental rates up over 10% since redevelopment announced Charlotte Bank of America Plaza Rendering Rendering

Future Value Creation: *Development*

Austin



Third + Shoal (Rendering)

Austin CBD *(pre-development)*

- ~325K net rentable SF
- ~$440/SF development cost
- ~8.25%+ est. development yield

Dallas



Legacy East (Rendering)

Legacy East *(pre-development)*

- ~570K net rentable SF in two phases
- ~$340/SF development cost
- ~8.5%+ est. development yield

Austin



Domain 11 & 12 (Rendering)

Domain 11 & 12 *(pre-development)*

- ~640K net rentable SF
- ~$335/SF development cost
- ~8.5%+ est. development yield

Domain 9,10 & Block G *(future)*

- ~660K net rentable SF of additional future office space

Potential incremental value creation: $230 to $315 million[1]

[1] Development potential incremental value calculated using stabilized NOI from above developments and a 6.0-6.5% capitalization rate less estimated development costs

TIER REIT

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17 Houston Update Galleria Loop Central BriarLake Plaza Westchase Eldridge Place W. Katy Freeway • Excluding known move-outs, ~6% of leases expire through 2018 • Attractive rents relative to recent deliveries • 36% of Houston NOI in 3Q’16 • ~8% of leases expire through 2018 • Highest rents in Westchase • 46% of Houston NOI in 3Q’16 • ~6% of leases expire through 2018 •Moderate price point driving current tenant demand • 18% of Houston NOI in 3Q’16 Known move-outs Lease Expirations (SF in 000s) 0 100 200 300 400 500 600 0 100 200 300 400 500 600 0 100 200 300 400 500 600 Other expirations

18 Commitment to Stockholders • Upon completion of recycling phase, substantially all net operating income will be derived from TIER’s seven high-growth target markets Preserving optionality to enhance equity value through public or private execution • Near-term goals for achieving share price parity with peer companies: − Complete disposition of few remaining properties located outside target markets − Allocate disposition proceeds prudently into strategic investments − Execute on significant value creation opportunities − Achieve full and sustainable dividend coverage − Capitalize on future Houston office market recovery to drive occupancy gains and monetize select holdings • TIER REIT management team and board of directors are 100% committed to optimizing value of TIER’s common stock through public market execution or pursuing other strategic alternatives including private execution

Net Asset Value Components

Commentary

- Based on ending stock price of $17.39 on 12.30.16
- 21% discount to consensus NAV of $21.97
- 8.0% implied cap rate on stabilized assets
- 14% cap rate, or $127 per SF on stabilized Houston assets[4]
- $186 per SF valuation on all operating properties, an approximate 44% discount to replacement cost

Components	3Q'16 Annualized[1] ($mm)
Total adjusted cash NOI at ownership share for stabilized properties[2]	112.2
Other real estate properties:	
• Estimated value of non-stabilized properties at ownership share	258.6
• Cost basis of land and development properties[3]	92.5
Total other real estate properties	351.1
Other tangible assets	17.9
Liabilities:	
• Other liabilities	105.9
• Debt	839.1
Total Liabilities	945.0
Diluted shares outstanding	47.9

Excludes aggregate potential incremental value creation opportunities of ~$345-460mm[5]

[1] As previously reported on page 12 of the 9.30.16 supplemental reporting package, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 (adjusted Cash NOI of ($.1mm) with no debt), and the pending disposition of Fifth Third Center (Columbus) (adjusted Cash NOI of $2.8mm and note payable of $48.3mm) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16 (note payable of $70.0mm)

[2] Comprised of adjusted cash NOI from the following markets: Austin – 18%, Dallas – 4%, Houston – 31%, Charlotte – 13%, Los Angeles – 3%, Louisville – 6%, Nashville – 2%, Tampa – 2%, Washington, D.C. – 1%, Baltimore – 4%, Cherry Hill – 4%, Philadelphia – 12%

[3] Includes Domain 8, The Domain land, Third + Shoal land (Austin), and Legacy East land (Dallas)

[4] Calculated based on total market capitalization as of 12.30.16, less cost basis of land and development properties and estimated value for all properties other than stabilized Houston operating portfolio

[5] Represents total potential incremental value creation opportunities from slides 14-16

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20 Bank of America Plaza, Charlotte, NC PART THREE BALANCE SHEET Redevelopment to deliver 2017

21 13.6% 30.4% 0.4% 55.6% Total estimated enterprise value: $1,891 Capital structure as of 9.30.16 ($mm)1,2 Mortgage debt $ 256 Unsecured term loan 575 Unsecured revolver 8 Total debt $ 839 Estimated equity value2 1,052 Total est. enterprise value $ 1,891 1 Represents portfolio and capital structure as of 9/30/16, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16 2 Estimated equity value is based on diluted shares outstanding multiplied by consensus NAV of $21.97 per share Capital Structure Snapshot $40 $150 $300 $275 0 50 100 150 200 250 300 350 400 450 500 2016 2017 2018 2019 Thereafter $8 $7 Debt maturity profile ($mm)1 $340 $425 $59 Mortgage debt Unsecured bank debt

Balance Sheet Targets

Working toward investment grade debt rating

Credit statistics	9.30.14	9.30.16	Targets 2017
Net debt / annualized adj. EBITDA[1]	9.6x	7.3x	<7.0x
Net debt / total est. enterprise value[2]	55%	44%	<45%
Mortgage debt / total est. enterprise value[2]	55%	14%	<20%
Fixed charge coverage[2]	1.5x	2.8x	>3.0x
Unencumbered NOI / total NOI[1,2]	5%	76%	>65%

[1] EBITDA and NOI reflect annualized 3Q'14 and 3Q'16 normalized EBITDA and NOI for properties owned at period end; 3Q'16 EBITDA and NOI are pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16

[2] Represents portfolio and capital structure as of 3Q'14, and for 3Q'16, pro-forma for the completed disposition of 801 Thompson (Rockville, MD) on 10.27.16 and the pending disposition of Fifth Third Center (Columbus) and the completed payoff of the Eldridge Place (Houston) loan on 10.11.16. 3Q'14 estimated enterprise value calculated using third party appraisal; 3Q'16 estimated enterprise value calculated based on outstanding shares multiplied by consensus NAV of $21.97 per share

TIER REIT

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23 Burnett Plaza, Fort Worth, TX PART FOUR INVESTMENT RATIONALE International TOBY 2014

24 INVESTMENT RATIONALE Focused investment strategy High-quality portfolio Significant value creation opportunities Experienced management team Proven execution capabilities Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver 24

25 APPENDIX MARKET FUNDAMENTALS 5950 Sherry Lane, Dallas, TX Acquired 2014

26 Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q3 (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Austin Office-Using Employment National Office-Using Employment Growth Austin Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) Top-tier market with a highly educated workforce combined with pro-business government policy • 9.7% Class A vacancy, down from 10.4% in prior year • YoY: 7.7% Class A rent growth / 1.6mm SF net absorption • 3Q’16: 4.6% Class A rent growth / 0.2mm SF net absorption • 1.7mm SF under construction, ~75% preleased • 3.0%+ avg. annual rent growth projected through 2020 Office-Using Employment & Population Growth1 Market Commentary1 Portfolio Snapshot Austin 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 3Q’16 The Domain Terrace Office Park Third + Shoal Terrace Office Park Third + Shoal (Rendering) Domain 7

27 Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q3 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Dallas - Fort Worth Office-Using Employment National Office-Using Employment Growth Dallas - Fort Worth Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) Dallas’ diversified economy, affordability, location and quality of labor have resulted in one of the largest gains in job growth in the country • 16.5% Class A vacancy • YoY: 5.4% Class A rent growth / 2.8mm SF net absorption • 3Q’16: 0.9% Class A rent growth / 1.8mm SF net absorption • 10.4mm SF under construction, ~63% preleased • 2.5%+ avg. annual rent growth projected through 2020 Dallas-Fort Worth Office-Using Employment & Population Growth1 Market Commentary1 Portfolio Snapshot Burnett Plaza 5950 Sherry Lane Legacy East (Rendering) 5950 Sherry Lane Burnett Plaza Legacy East 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 3Q’16

28 Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q3 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Houston Office-Using Employment National Office-Using Employment Growth Houston Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) Houston Office-Using Employment & Population Growth1 Market Commentary1 Portfolio Snapshot Energy-related headwinds have slowed office demand while new supply is being delivered, likely resulting in further vacancy increases • 17.0% Class A vacancy, up from 13.2% in prior year • YoY: (2.0%) Class A rent compression / 2.3mm SF net absorption • 3Q’16: (0.6%) Class A rent compression / 0.2mm SF net absorption • Sublease inventory of ~12.0mm SF as of 3Q’16 • 2.7mm SF under construction, ~47% preleased BriarLake Plaza Loop Central Eldridge Place BriarLake Plaza Loop Central Eldridge Place 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 3Q’16

29 Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q3 (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Charlotte Office-Using Employment National Office-Using Employment Growth Charlotte Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) Charlotte’s local and state economic development efforts, affordable living costs and a young, educated workforce supports above-average job growth • 10.2% Class A vacancy, up from 9.2% in prior year • YoY: 2.3% Class A rent growth / 0.1mm SF net absorption • 3Q’16: Flat Class A rent growth / (0.2mm) SF net absorption • 3.5mm SF under construction, ~53% preleased • 2.5%+ avg. annual rent growth projected through 2020 Charlotte Office-Using Employment & Population Growth1 Market Commentary1 Portfolio Snapshot Bank of America Plaza Bank of America Plaza 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 3Q’16

30 Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q3 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Nashville Office-Using Employment National Office-Using Employment Growth Nashville Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) Nashville Office-Using Employment & Population Growth1 Market Commentary1 Portfolio Snapshot Nashville's economic diversity, mix of private and public businesses and industries, combined with business costs ~20% below the national average, fuels office demand • 4.0% Class A vacancy, down from 4.7% in prior year • YoY: 11.0% Class A rent growth / 0.7mm SF net absorption • 3Q’16: (0.2%) Class A rent compression / 0.3mm SF net absorption • 3.1mm SF under construction, ~64% preleased • 3.0%+ avg. annual rent growth projected through 2020 Plaza at MetroCenter Plaza at MetroCenter 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 3Q’16

31 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “will”, “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “objectives,” “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward- looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) our ability to strategically acquire or dispose of assets on favorable terms or at all; (vii) our level of debt and the terms and limitations imposed on us by our debt agreements; (viii) our ability to retain our executive officers and other key personnel; (ix) unfavorable changes in laws or regulations impacting our business or our assets; and (x) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

32 5950 Sherry Lane, Suite 700 Dallas, Texas 75225 www.tierreit.com 972.483.2400 ir@tierreit.com